                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                        SCRIPTGEN PHARMACEUTICALS, INC.
                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT

      AGREEMENT, dated the 19th day of April, 1995, by and among SCRIPTGEN PHARMACEUTICALS, INC., a Delaware corporation (the "Company") with its principal place of business at 200 Boston Avenue, Medford, Massachusetts 02155, and each of the entities and individuals severally listed on the Schedule of Initial Purchasers attached hereto (collectively, the "Initial Purchasers" and individually, an "Initial Purchaser"), such other entities as become party to this Agreement pursuant to Section 10.1 hereto (collectively, the "Subsequent Purchasers," and individually, a "Subsequent Purchaser", and together with the Initial Purchasers, collectively the "Purchasers", and individually, a "Purchaser"), and for purposes of Sections 7.12 and 8.3 only, Thomas A. Bologna ("Bologna") and Barry Weinberg ("Weinberg").

      WHEREAS, the Company desires to issue and sell, and the Purchasers desire to purchase, certain securities of the Company, upon the terms and conditions set forth herein; and

      WHEREAS, included in such securities are securities to be issued by the Company as a result of the extension to the Company by certain of the Initial Purchasers of an aggregate of $2,500,000 principal amount of bridge loans (the "Bridge Loans") between September 7, 1994 and February 27, 1995.

      NOW, THEREFORE, in consideration of the premises and mutual covenants and conditions herein contained, the parties hereto agree as follows:

                                    SECTION I

                      Authorization and Sale of the Shares

      1.1. Authorization of the Shares. The Company has, or before the Initial Closing (as hereinafter defined) will have, authorized the sale and issuance of 9,700,000 shares of its Series B Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), such class of stock having the rights, restrictions, privileges and preferences as set forth in the Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") attached to this Agreement as Exhibit 1.1. The 6,579,086 shares of Series B Preferred Stock being sold to the Purchasers hereunder, including the 2,500,000 shares of Series B Preferred Stock being issued to certain of the Initial Purchasers in repayment of the principal amount of the Bridge Loans and the 79,086 shares of Series B Preferred Stock being issued to such Initial Purchasers in repayment of the interest accrued on the Bridge Loans, are referred to herein as the "Series B Preferred Shares", or the "Shares".

      1.2. Initial Closing. Subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Company will issue and sell to each of the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers will purchase from the Company at the Initial Closing (as defined below), the number of shares of Series B Preferred Stock set forth opposite such Initial Purchaser's name on the Schedule of Initial Purchasers attached hereto (the "Schedule of Initial Purchasers") under the column labeled "Shares of Series B Preferred Stock", for the aggregate purchase price set forth opposite such Initial Purchaser's name on the Schedule of Initial Purchasers under the column labeled "Total Investment." The closing of the purchase and sale of the Series B Preferred Shares to the Initial Purchasers (the "Initial Closing"), including the delivery to the Initial Purchasers by the Company of the certificates evidencing all Series B Preferred Shares being purchased, shall take place immediately following the execution and delivery of this Agreement at the office of Ropes & Gray, One International Place, Boston, Massachusetts 02110 ("Ropes & Gray's Offices") on April 19, 1995, or at such other time and place as shall be mutually agreed upon by the parties (the "Initial Closing Date").

      1.3. Subsequent Closings. Subject to the terms and conditions hereof and in reliance upon the representation and warranties and agreements contained herein, the Company will issue and sell to each Subsequent Purchaser, severally and not jointly, and each Subsequent Purchaser will purchase from the Company, the number of shares of Series B Preferred Stock, (which in the aggregate shall not exceed 2,500,000 shares of Series B Preferred Stock) set forth below each Subsequent Purchaser's name on the counterpart of this Agreement executed by such Subsequent Purchaser. The purchase and sale of Series B Preferred Stock to the Subsequent Purchasers shall occur at one or more closings (each a "Subsequent Closing", together with the Initial Closing, the "Closings" and each a "Closing") to be held at Ropes & Gray's Offices at a time and on a date to be agreed upon by the Company and the Subsequent Purchasers participating in such Subsequent Closing (each a "Subsequent Closing Date", and together with the Initial Closing Date, each a "Closing Date").

      1.4. Delivery. At each Closing, the Company shall deliver to each Purchaser certificates in such denominations and registered on the books of the Company in such names as such Purchaser requests, representing the number of Series B Preferred Shares to be purchased by such Purchaser from the Company, against payment at the Closing, in the case of the Initial Purchasers, of the amount set forth opposite such Initial Purchaser's name in the column labeled "Total Investment" on the Schedule of Initial Purchasers, and, in the case of the Subsequent Purchasers, of an amount equal to the number of Series B Shares to be purchased multiplied by $1.00. Payment for certain of the Series B Preferred Shares shall be made by the cancellation of the Bridge Loan indebtedness (both principal and accrued interest), if any, of the Company to such Purchaser, as set forth under the column labeled "Bridge Loan Conversion" on the Schedule of Initial Purchasers and, at the option of the Purchaser, by check or wire transfer, or any combination thereof, for the remainder of any amount to be paid to the Company.


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

                                    SECTION 2

                  Representations and Warranties of the Company

      Except as provided herein or as set forth on the "Schedule of Exceptions" delivered to each Purchaser prior to the execution hereof and attached hereto (such Schedule of Exceptions to be updated prior to each Closing), the Company hereby represents and warrants to each Purchaser as follows:

      2.1. Organization and Standing: Articles and By-Laws. The Company is a corporation duly organized and validly existing and in good standing under the laws of its state of organization and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the business, operations or prospects of the Company. The Company has the requisite corporate power to own properties owned by it and to conduct business as now being conducted by it and as contemplated by it and possesses all governmental and other permits, licenses and other authorizations to own its properties as now owned and to conduct its business as now conducted. The Company has furnished counsel to the Purchasers with true, correct and complete copies of its Certificate of Incorporation, By-Laws and all amendments to each to date.

      2.2. Corporate Power. The Company has all requisite corporate power to enter into this Agreement and each of the Exhibits hereto, and will have at each Closing Date all requisite corporate power to sell the Series B Preferred Shares and to carry out and perform its obligations under the terms of this Agreement.

      2.3. Subsidiaries. The Company has no subsidiaries and does not own of record or beneficially any capital stock or equity interest or investment in any corporation, association or business entity.

      2.4. Capitalization. Immediately prior to the Closing, the Company's authorized capital stock will consist of (a) 20,000,000 shares of Common Stock, $.01 par value ("Common Stock"), of which (i) 3,419,171 shares will be issued and outstanding immediately prior to the Closing, (ii) 6,403,325 shares has been reserved for issuance upon conversion of the outstanding shares of the Company's Series A Preferred Stock, $.01 par value (the "Series A Preferred Stock"), (iii) 153,000 shares are set aside for issuance upon the exercise of warrants and other stock purchase rights for Series A Preferred Stock and the conversion thereof into Common Stock, (iv) 6,579,086 shares will be reserved for issuance upon conversion of the Series B Preferred Shares to be issued hereunder, (v) 920,579 shares are set aside for issuance upon exercise of stock options and other stock purchase rights, heretofore or hereafter to be granted, (vi) 2,579,086 shares for issuance upon conversion of the Convertible Promissory Notes evidencing the Bridge Loans, (which notes will be repaid pursuant to section 1.1), and (vii) 1,285,250 shares are set aside for issuance upon exercise of other stock options and purchase rights which may be granted


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

to employees and consultants of the Company, as approved by the Company's Board of Directors, and (b) 16,400,000 shares of Preferred Stock, (1) 6,700,000 of which have been designated Series A Preferred Stock, of which 6,403,325 are outstanding as of the Closing, and (2) 6,579,086 of which have been designated Series B Preferred Stock and will be outstanding after consummation of the transactions contemplated hereby. All the aforesaid issued and outstanding shares of Series A Preferred Stock and Common Stock has been, duly authorized and validly issued, fully paid and nonassessable, and owned of record and beneficially by the stockholders of the Company and in the amounts set forth in the Schedule of Exceptions, and has been offered, issued, sold and delivered by the Company in compliance with applicable Federal and state securities laws. The Schedule of Exceptions sets forth a complete and accurate list of all holders of the capital stock of the Company, including options and warrants to purchase shares of the Company's capital stock, and the class and number of shares, or shares issuable upon exercise, as the case may be, held by each such holder. There are no outstanding preemptive, conversion or other rights or agreements granted or issued by or binding on the Company for the purchase or acquisition of, or with respect to, any shares of its capital stock. No stockholder has granted the Company options or other rights to purchase any shares of capital stock of the Company from such stockholder. Neither the offer, issuance or sale of the Series B Preferred Shares nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding at the Closing under anti-dilution provisions contained in or affecting any such securities. The Company holds no shares of its capital stock in its treasury.

      2.5. Authorization. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement and each of the Exhibits hereto, and the consummation of the transactions contemplated herein and therein, and for the authorization, issuance and delivery of the Series B Preferred Shares and the shares of Common Stock issuable upon conversion of the Series B Preferred Shares has been taken or will be taken prior to the Closing. This Agreement and each of the Exhibits hereto are valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms. The execution, delivery and performance by the Company of this Agreement and each of the Exhibits hereto and compliance herewith and therewith and the issuance and sale of the Series B Preferred Shares and the issuance of Common Stock upon conversion of the Series B Preferred Shares will not (a) result in any violation of, and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, the Company's Certificate of Incorporation or By-Laws, as amended, any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Company is a party or by which it, or any of its assets is bound or (relying in part on the Purchaser's representations and warranties as set forth in Section 4) any provision of state or Federal law to which the Company is subject, or (b) result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term or (c) result in the suspension, revocation, impairment, forfeiture or non-renewal of any permit, license, authorization or approval applicable to the Company's operations or any of its assets or properties. The Series B Preferred Shares, when issued in compliance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable; will be free of any liens or encumbrances; and will have the rights, privileges and preferences as set forth in the Certificate of Incorporation. The shares of Common Stock issuable upon conversion of the Series B Preferred Shares have been duly and validly reserved and are not subject to any preemptive rights or rights of first refusal and, upon issuance, will be duly authorized, validly issued, fully paid and nonassessable.

      2.6. Financial Information. Attached hereto as Exhibits 2.6A, 2.6B and 2.6C, respectively, are true copies of: (a) the audited balance sheet of the Company as at December 31, 1993, together with audited statements of operations, shareholders equity and cash flows of the Company for the year then ended (collectively, the "Audited Financial Statements"); and (b) the unaudited balance sheet of the Company as at December 31, 1994, and the unaudited balance sheet of the Company as at February 28, 1995 (the "Balance Sheet"), together with unaudited statements of operations, shareholders' equity and cash flows of the Company for the 12-month and two-month periods then ended (collectively, the "Unaudited Financial Statements", and together with the Audited Financial Statements, the "Financial Statements"). Each of the Audited Financial Statements and the Unaudited Financial Statements present fairly the financial position and results of operations of the Company at the dates and for the periods to which they relate, in accordance with generally accepted accounting principles consistently applied throughout and across the periods involved (except as may otherwise be disclosed in the Audited Financial Statements and the Unaudited Financial Statements) and show all liabilities of the Company required to be recorded thereon in accordance with generally accepted accounting principles as at the dates thereof, subject, in the case of the Unaudited Financial Statements, to normal year-end adjustments.

      2.7. Absence of Undisclosed Liabilities. The Company has no material liabilities (fixed or contingent, including without limitation any tax liabilities due or to become due) which are not fully reflected or provided for on the Balance Sheet. The Company does not know of any such material liability of any nature, direct or indirect, contingent or otherwise, or in any amount not adequately reflected or reserved against in the Balance Sheet.

      2.8. Absence of Certain Changes. At all times since December 31, 1994 up to and including the Closing, there has not been any event or condition of any character which has materially adversely affected the Company's business, operations or financial condition, including but not limited to:

(a) any material adverse change in the condition, operating results, assets, liabilities or business of the Company from that shown on the Financial Statements;

(b) any damage, destruction or loss of any of the properties or assets of the Company (whether or not covered by insurance) materially adversely affecting the assets, properties, financial condition, operating results, prospects, business or plans of the Company;


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

(c) any waiver by the Company of a valuable right or of a debt owed to it;

(d) any material change or material amendments to a contract or arrangement by which the Company or any of its assets or properties is bound or subject;

(e) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company; or

(f) any labor trouble.

      2.9. Taxes. The Company has filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with the United States Internal Revenue Service and with The Commonwealth of Massachusetts and the State of Delaware and (except to the extent that the failure to file would not have a material adverse effect on the condition or operations of the Company) with all other jurisdictions where such filing is required by law; and the Company has paid, or made adequate provision in the Financial Statements for the payment of, all taxes, interest, penalties, assessments or deficiencies (i) shown to be due or claimed to be due on or in respect of such tax returns and reports or (ii) on the income, profits, property or business of the Company. The Company knows of (i) no other tax returns or reports which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis therefor. The Company's Federal income tax returns have not been audited by the Internal Revenue Service.

      2.10. Outstanding Debt. Except for the Bridge Loans and as reflected on the Balance Sheet, the Company has no outstanding indebtedness for borrowed money and is not a guarantor or otherwise contingently liable for any indebtedness for borrowed money (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, provide funds for payment, supply funds or otherwise invest in any debtor or otherwise to insure any creditor against loss). There exists no default under the provisions of any instrument evidencing any such indebtedness or otherwise or of any agreement relating thereto, including, without limitation, those included or referred to in the Schedule of Exceptions and Balance Sheet. No officer, director or stockholder of the Company or any of their relatives or affiliates, is indebted to the Company in an amount in excess of $5,000 per person or entity.

      2.11. Contracts: Insurance. The Company has no currently existing contract, obligation, agreement, plan, arrangement, commitment or the like (written or oral) of any material nature (involving more than $10,000 in any year or $50,000 over the life of such contract, obligation, agreement, plan, arrangement, or commitment, either individually or in the aggregate if such contracts, obligations, agreements, plans, arrangements or commitments are of a similar nature or with the same party) including without limitation the following:

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(a) Employment, bonus or consulting agreements, pension, profit sharing, deferred compensation, stock bonus, retirement, stock option, stock purchase, phantom stock or similar plans, including agreements evidencing rights to purchase securities of the Company and agreements among stockholders and the Company;

(b) Loan or other agreements, notes, indentures, or instruments relating to or evidencing indebtedness for borrowed money, or mortgaging, pledging or granting or creating a lien or security interest or other encumbrance on any of the Company's property or any agreement or instrument evidencing any guaranty by the Company of payment of performance by any other person;

(c) Agreements with dealers, sales representatives, brokers or other distributors, jobbers, advertisers or sales agencies;

(d) Agreements with any labor union or collective bargaining organization or other labor agreements;

(e) Any contract or series of contracts with the same person for the furnishing or purchase of machinery, equipment, goods or services, including, without limitation, agreements with processors and subcontractors;

(f) Any indenture, agreement, or other document (including private placement brochures) relating to the sale or repurchase of shares of the Company's capital stock;

(g) Any joint venture contract or arrangement or other agreement involving a sharing of profits or expenses to which the Company is a party;

(h) Agreements expressly limiting the freedom of the Company to compete in any line of business or in any geographic area or with any person;

(i) Agreements providing for disposition of the business, assets or shares of the Company, agreements of merger or consolidation to which the Company is a party or letters of intent with respect to the foregoing;

j) Letters of intent or agreements with respect to the acquisition of the business, assets or shares of any other business;

(k) Insurance policies;

(l) Assignments, licenses or other agreements with respect to any intangible property (including, without limitation, any patent, trademark, trade name, copyright, know-how, trade secret, proprietary right or confidential information);

(m) Any other contract, instrument, commitment, plan, agreement or arrangement, a copy of which would be required to be filed with the Securities and Exchange Commission (the "Commission") as an exhibit to a registration statement on Form S-1 if the Company were registering securities under the Securities Act of 1933, as amended (the "Securities Act").

      The Company has complied with all the material provisions of all said contracts, obligations, agreements, plans, arrangements, and commitments and there does not exist any event of default with respect to the Company under any such agreement or any event which, after notice or lapse of time or both, would constitute an event of default with respect to the Company under such agreement. There is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge and belief, threatened against the Company before any court or before any governmental or administrative agency for the renegotiation of or any other adjustment of any such agreement.

      2.12. Litigation and Bankruptcy Proceedings.

(a) There is neither pending nor, to the best of the Company's knowledge and belief, threatened any action, suit, proceeding or claim or, to the best of the Company's knowledge, any basis therefor, whether or not purportedly on behalf of the Company, to which the Company is or may be named as a party or to which its property is or may be subject or to which any officer, key employee or principal stockholder of the Company is subject, and (i) in which an unfavorable outcome, ruling or finding in any such matter or for all such matters taken as a whole might have a material adverse effect on the condition, financial or otherwise, prospects or operations of the Company, or (ii) in which a third party seeks damages from the Company based on the Company's previous use of name "Scriptech"; and the Company has no knowledge of any unasserted claim, the assertion of which is likely and which, if asserted, will seek damages, an injunction or other legal, equitable, monetary or nonmonetary relief, which claim individually or collectively with other such unasserted claims if granted would have a material adverse effect on the condition, financial or otherwise, business or operations of the Company.

(b) The Company has not admitted in writing its inability to pay its debts generally as they become due, filed or consented to the filing against it of a petition in bankruptcy or a petition to take advantage of any insolvency act, made an assignment for the benefit of creditors, consented to the appointment of a receiver for itself or for the whole or any substantial part of its property, or had a petition in bankruptcy filed against it, been adjudicated a bankrupt, or filed a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws or any other similar law or statute of the United States of America or any other jurisdiction.

      2.13. Consents. No consent, approval, qualification, order or authorization of, or filing with, any governmental authority, including the Secretary of State of the State of Delaware, is required in connection with the Company's valid execution, delivery or performance of this Agreement or any of the Exhibits hereto, or the offer, sale or issuance of the Series B Preferred Shares by the Company, the issuance of Common Stock upon the conversion of the Series B

Preferred Shares and for the Series A Preferred Stock, or the consummation of any other transaction contemplated on the part of the Company hereby or pursuant to any such Exhibit, except for such filings as have been made prior to the Closing.

      2.14. Title to Properties; Liens and Encumbrances; Leases. The Company owns no real property. The Company has good and marketable title to and a valid and indefeasible ownership interest in all the property and assets owned by it, free from all mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges (collectively referred to herein as "Liens").

      Set forth on the Schedule of Exceptions is a correct and complete list (including the amount of rents called for and a description of the leased property) of all leases under which the Company is a lessee. The Company enjoys peaceful and undisturbed possession under all such leases, all of such leases are valid and subsisting and the Company is not in default under any of such leases in any material respect.

      2.15. Business of the Company. There is no pending or, to the best of the Company's knowledge and belief, threatened claim or litigation against or affecting the Company contesting its right to perform any of the services presently conducted by or proposed to be conducted by the Company or to produce, manufacture, sell or use any product, process, method, substance, part or other material presently produced, manufactured, sold or used or planned to be produced, manufactured, sold or used by the Company in connection with the business and operations of the Company. The Company has no knowledge or belief that (i) there exists, or there is pending or planned, any patent, invention, device, application or principle, or any statute, rule, law, regulation, standard or code which would materially adversely affect the condition, financial or otherwise, operations or prospects of the Company; (ii) there is any other factor (other than fire, flood, accident, act of war or civil commotion, or any other cause or event beyond the control of the Company) which materially adversely affects the condition, financial or otherwise, business or the operations of the Company.

      2.16. Permits, Franchises, Licenses, Trademarks, Patents and Other Rights. The Company has, or when required will have, all permits, licenses and other similar authority necessary in any material respect for the conduct of its business as now being conducted by it and as planned to be conducted by it, and the Company is not in default under any of such permits, licenses or other similar authority. The Schedule of Exceptions includes a list of all patents owned by or which are licensed to the Company. The Company possesses all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, information, proprietary rights and processes necessary to conduct its business in any material respect as now being conducted and as planned to be conducted without, to the best of the Company's knowledge and belief, conflict with, or infringement upon, any valid rights of others, and with respect to such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, information, proprietary rights and processes has not received any notice of infringement upon or conflict with the rights of others.

      There are no outstanding options, license or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any option, license or agreement of any kind with respect to the patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, information, proprietary rights and processes of any other person or entity. No stockholder, director, officer or employee of the Company has any interest in any such patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, information, proprietary rights and processes.

      2.17. Issuance Taxes. All taxes imposed by law in connection with the issuance, sale and delivery of the Series B Preferred Shares shall have been fully paid, and all laws imposing such taxes shall have been fully complied with in all material respects, prior to the Closing Date.

      2.18. Offering. Subject in part to the truth and accuracy of the Purchasers' representations set forth in this Agreement, the offer, sale and issuance of the Series B Preferred Shares and the issuance of Common Stock upon conversion of the Series B Preferred Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and from the registration or qualification requirements of the laws of any applicable state, and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemption.

      2.19. Compliance with Other Instruments. The Company is not in violation of any term of its Certificate of Incorporation or By-Laws, as amended. The Company is not in violation of any term of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order, statute, rule or regulation to which the Company is subject and a violation of which would have a material adverse effect on the condition, financial or otherwise, operations or prospects of the Company.

      2.20. Employees. To the best of the Company's knowledge and belief, no employee or consultant of the Company, is, or is now expected to be, in violation of any term of any employment contract, patent, disclosure agreement, non-competition agreement, proprietary information and inventions agreement or any other contract or agreement or any restrictive covenant or any other common law obligation to a former employer relating to the right of any such employee to be employed by the Company because of the nature of the business conducted or to be conducted by the Company or to the use of trade secrets or proprietary information of others, and the employment of the Company's employees does not subject the Company or any Purchaser to any liability to a third party. There is neither pending nor, to the best of the Company's knowledge and belief, threatened, any actions, suits, proceedings or claims, or, to its knowledge, any basis therefor or threat thereof with respect to any contract, agreement, covenant or obligation referred to in the preceding sentence. The Company does not have any collective bargaining agreement covering any of its employees.

      To the best knowledge of the Company, after due inquiry, neither Kim nor Green, nor any Ph.D. qualified employee nor any officer of the Company (collectively, "key persons"), has any present intention of terminating his employment or consulting arrangement with the Company, and the Company has no present intention of terminating such employment or consulting arrangement.

      2.21. Employee Benefit Plan Obligations. The Company does not have any collective bargaining, labor, profit sharing, pension, retirement, stock option, incentive, benefit or other similar contract, plan or arrangement. The Company does not sponsor, nor is it obligated to contribute to, any employee benefit plan (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")).

      2.22. Environmental Matters; Hazardous Waste. There have been no past and there are no existing violations of Federal, state or local laws or regulations relating to environmental protection or to the storage or disposal of hazardous waste (including, but not limited to, asbestos, polychlorinated biphenyls and petroleum products), relating to the Company or any of its businesses or operations or assets. No inspection or investigation by the Environmental Protection Agency or OSHA, or any other federal, state or local agency has resulted in a letter demanding cleanup of hazardous substances or waste, citation, complaint or notice of violation, pursuant to any law, rule, regulation, ordinance, judgment, decree, order, injunction or decision of any court or governmental authority in regard to the Company or any of its businesses or operations or any of its assets and no such citation, complaint, notice or demand letter is pending or, to the best of the Company's knowledge and belief, threatened.

      To the best of the Company's knowledge and belief, there is no condition or state of affairs existing on or about any real property owned, leased, operated or used by the Company or any real property previously owned, leased, operated or used by the Company (but only to the extent that such condition or state of affairs existed on the date the Company ceased to own, lease, operate or use such real property or was attributable to the Company's ownership, leasing, operation or use of such real property) that would now or in the immediate future require a closure under the provisions of the Resource, Conservation and Recovery Act, or remedial or other action under the provisions of the Resource, Conservation and Recovery Act or the Comprehensive Environmental Response, Compensation and Liability Act, or the regulations promulgated under such Acts, or that would constitute a nuisance or violation of any environmental legislation or regulation under the law of the state in which such property is located.

      2.23. Ability to Comply; Burdensome Restrictions. The Company has the ability and is presently in a position, legally and otherwise, to comply with the terms of and perform all its obligations under this Agreement and each of the Exhibits hereto; and the Company has no present knowledge of or any present reason to believe that the Company will not have such ability and be in such a position for so long as any shares of Series B Preferred Stock are outstanding.

      The Company is not presently obligated under any contract or agreement or subject to any charter or other corporate restriction which (i) materially and adversely affects, or may, in the reasonable opinion of the Company, be expected to materially and adversely affect, its business, properties, assets or condition (financial or otherwise) or (ii) will legally or contractually restrict or impair the ability of the Company to pay any dividends on or make other distributions with respect to the Series B Preferred Shares pursuant to the provisions of the Certificate of Incorporation.

      2.24. Material Relationships. Except for investments held by entities affiliated with Allan Ferguson or Weinberg, to the best of the Company's knowledge and belief, none of the officers, directors or key persons of the Company, or their respective spouses, or relatives, owns directly or indirectly, individually or collectively, a material interest in any entity which is a competitor, customer or supplier of (or has any existing contractual relationship with) the Company. For purposes of this Section 2.24, there may be disregarded any purely passive economic interest which arises solely from the ownership of less than a 2% equity interest in any such entity.

      2.25. Registration Rights. Except as provided in this Agreement, the Company is not under any obligation to register any of its currently outstanding securities or any of its securities which may hereafter be issued.

      2.26. Brokers' and Finders' Fees. The Company has retained no broker or finder in connection with the transactions contemplated by this Agreement and has no liability for any commission or compensation in the nature of an agent's fee to any broker or finder or any other person.

      2.27. Patents, Copyrights and Trademarks. The Company owns and possesses or is licensed under all patents, patent applications, licenses, trademarks, trade names, brand names, inventions and federally registered copyrights necessary for the operation of its business as now conducted and as proposed to be conducted, including without limitation, the United States patents listed in the Schedule of Exceptions, in each case, the Company is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner, licensor of, or other claimant to any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business (as now conducted and as proposed to be conducted), or otherwise; and there have been no claims made, or, to best knowledge of the Company after due inquiry, threatened, against the Company for the assertion of the invalidity, abuse, misuse or unenforceability of any of its patent, trademark, copyright, trade secret or other proprietary rights and there are no grounds for the same.

      2.28. Proprietary Information of Third Parties. No third party has claimed, has reason to claim or has requested information to suggest that any person employed by or affiliated with the

Company has (a) violated or may be violating any of the terms or conditions of his employment, consulting, non-competition or non-disclosure agreement with such third party, (b) disclosed or may be disclosing or utilized or may be utilizing any trade secret or proprietary information or documentation of such third party, or (c) interfered or may be interfering in the employment relationship between such third party and any of its present employees. To the best knowledge of the Company, after due inquiry, no person employed by or affiliated with the Company has employed or proposes to employ any trade secret or any information or documentation proprietary to any other person in connection with the conduct of the Company's business (as now conducted and as proposed to be conducted).

                                    SECTION 3

                  Representations and Warranties of Purchasers

      Each Purchaser, severally and not jointly, represents and warrants with respect to such Purchaser to the Company as follows:

      3.1. Experience. It (or, in the event any such Purchaser has been formed for the specific purpose of acquiring the securities of the Company, each of the equity owners of such Purchaser) has such knowledge and experience in financing and business matters that it is capable of evaluating the merits and risks of an investment in the Series B Preferred Shares and of making an informed decision. It (or, in the event any such Purchaser has been formed for the specific purpose of acquiring the securities of the Company, each of the equity owners of such Purchaser) is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

      3.2. Investment. It is acquiring the Series B Preferred Shares, and will be acquiring the shares of Common Stock issuable upon conversion of the Series B Shares, for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Series B Preferred Shares and the shares of Common Stock issuable upon conversion of the Series B Preferred Shares have not been registered under the Securities Act by reason of a specified exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of its investment intent as expressed herein.

      3.3. Restrictions On Transfers. It understands and agrees as follows:

      (a) The certificates evidencing the Series B Preferred Shares (and the Common Stock issuable upon conversion of the Series B Preferred Shares), and each certificate issued in transfer of the foregoing, will bear the following legend (or substantially similar legend):

            "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR

            QUALIFIED UNDER ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT SUCH REGISTRATION OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH DISPOSITION WILL NOT REQUIRE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFICATION UNDER ANY STATE SECURITIES LAWS."

(b) It will not offer, sell, transfer or otherwise dispose of any of the Series B Preferred Shares or any Common Stock issuable upon conversion of the Series B Preferred Shares, unless (i) an effective registration under the Securities Act covers the disposition of such securities or (ii) it has delivered to the Company an opinion of counsel, reasonably satisfactory to the Company, that such offer, sale, transfer or other disposition will not require registration of such securities under the Securities Act or qualification under any state securities laws.

      Upon request of a holder of Series B Preferred Shares (or Common Stock issued upon conversion of Series B Preferred Shares), the Company shall remove any such legend from each certificate evidencing such Series B Preferred Shares (or such Common Stock), or shall issue to such holder a new certificate or certificates for such Series B Preferred Shares (or such Common Stock), which certificate or certificates shall be free of such transfer legend, provided that with such request, the Company shall have received an opinion of counsel, which opinion is reasonably satisfactory to the Company, to the effect that such legend is no longer necessary or required (including, without limitation, because of the availability of the exemption afforded by Rule 144 promulgated under the Securities Act).

      3.4. Rule 144. It acknowledges that the Series B Preferred Shares and the shares of Common Stock issuable upon conversion of the Series B Preferred Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, and understands that such Rule may not become available for resale of the Series B Preferred Shares or the shares of Common Stock issuable upon conversion of the Series B Preferred Stock.

      3.5. Access to Data. It has had an opportunity to discuss the Company's business, management and financial affairs with its management and has had the opportunity to review the Company's books, records and facilities.

      3.6. Authorization. If applicable, all corporate or partnership action on the part of such Purchaser and its directors and stockholders or partners necessary for the authorization, execution, delivery and performance by such Purchaser of this Agreement and the Exhibits hereto and the consummation of the transactions contemplated herein and therein, has been taken or will be taken prior to the Closing. This Agreement and each of the Exhibits hereto to which such Purchaser is a party is a valid and binding obligation of such Purchaser, enforceable in accordance with its terms. The execution, delivery and performance by such Purchaser of this Agreement and each of the Exhibits hereto to which such Purchaser is a party and compliance herewith and therewith will not result in any violation of and will not conflict with, or result in a breach of any of the terms of, or constitute a default under, such Purchaser's charter or By-Laws or Agreement of Limited Partnership, as applicable, or any judgment, decree, order, rule or regulation to which such Purchaser is bound.

      3.7. Brokers' and Finders' Fees. It, individually or with any person, has retained no broker or finder in connection with the transactions contemplated by the Agreement and has no liability for any commission or compensation in the nature of an agent's fee to any broker or finder or any other person.

                                    SECTION 4

                       Conditions to Closing of Purchasers

      The obligation of each Purchaser to purchase the Series B Preferred Shares to be purchased at a Closing is subject to the fulfillment to such Purchaser's reasonable satisfaction on or prior to the relevant Closing Date of each of the following conditions:

      4.1. Representations and Warranties Correct. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

      4.2. Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

      4.3. Completion of Due Diligence. The Purchasers or their representatives shall have completed their due diligence investigation including but not limited to discussions with the Company's management concerning the Company's business, management and financial affairs and inspection of the Company's books, records and facilities.

      4.4. Opinion of Company's Counsel and Accountants. The Purchasers shall have received from Nutter, McClennen & Fish, counsel to the Company, an opinion addressed to the

Purchasers, dated the Closing Date, and in substantially the form attached as
Exhibit 4.4 hereto (appropriately updated for each Subsequent Closing).

      4.5. Legal Investment. At the time of the Closing, the purchase of the Series B Preferred Shares to be purchased by the Purchasers hereunder shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

      4.6. Compliance Certificate. The Company shall have delivered to the Purchasers a certificate of the President of the Company, dated the Closing Date, certifying on behalf of the Company to the fulfillment of the conditions specified in Sections 4.1 and 4.2 of this Agreement.

      4.7. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their counsel.

      4.8. Securities Law Compliance. All such actions and steps necessary to assure compliance with applicable Federal and state securities laws, including all authorizations, approvals or permits, if any, of any governmental authority or regulatory body in any states where the Series B Preferred Shares are being sold, that are required in connection with the lawful issuance and sale of the Series B Preferred Shares pursuant to this Agreement, the conversion of the Series B Preferred Shares into Common Stock and the issuance of such Common Stock upon such conversion shall have been duly obtained and shall be effective at and as of the Closing.

      4.9. Interim Stockholders' Agreement. The Company, the Purchasers', each other holder of the Company's Series A Preferred Stock, and Kim and Green shall have executed the Interim Stockholders' Agreement agreement (the "Interim Stockholders' Agreement") in substantially the form attached hereto as Exhibit 4.9.

      4.10. Key-Man Insurance Trust. The Company and CW Group (the "Trustee") shall have executed and delivered an Amended and Restated Trust Agreement substantially in the form of Exhibit 4.10A hereto. Each of the Purchasers and the Trustee shall have executed and delivered an Amended and Restated Trust Option Agreement substantially in the form of Exhibit 4.10B hereto.

      4.11. Legal Fees. The Company shall have paid the legal fees and the disbursements and office expenses of Ropes & Gray, counsel to the Purchasers, with respect to this Agreement and the transactions contemplated hereby in accordance with the provisions of Section 10.9 of this Agreement.

      4.12. Election of Director. Jason Fisherman shall have been elected to the Board of Directors of the Company.

                                    SECTION 5

                        Conditions to Closing of Company

      The Company's obligation to sell the Series B Preferred Shares to be purchased at each Closing is subject to the fulfillment to its satisfaction on or prior to the relevant Closing Date of each of the following conditions:

      5.1. Representations. The representations made by each of the Purchasers pursuant to Section 3 hereof shall be true and correct when made and shall be true and correct on the relevant Closing Date.

      5.2. Legal Investment. At the time of the Closing, the conditions set forth in Sections 4.8 and 4.9 shall have occurred and the purchase of the Series B Preferred Shares to be purchased by the Purchasers hereunder shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject.

                                    SECTION 6

                            Covenants of the Company

      The Company hereby covenants and agrees, so long as any Purchaser owns Series B Preferred Shares, to take or refrain from taking any of the actions specified in this Section 6, without the prior written consent of the holders of 75% of the issued and outstanding Series B Preferred Shares:

I. Affirmative Covenants.

       6.1. Basic Financial Information. The Company will furnish the following reports to the Purchasers (or their representatives):

(a) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of income and retained earnings and of statement of cash flows of the Company and its subsidiaries, if any (collectively with the balance sheet, the "Investment Financial Statements"), for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by independent public accountants of nationally recognized standing selected by and reporting to the Board of Directors of the Company and approved by the Purchasers, and including a Company prepared comparison to budget.

(b) As soon as practicable after the end of each month and each of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within thirty (30) days thereafter, consolidated Investment Financial Statements of the Company and its subsidiaries, if any, for such period, prepared in accordance with generally accepted accounting principles consistently applied, subject to changes resulting from year-end audit adjustments, and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, certified by the principal financial or accounting officer of the Company.

(c) If the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act", which term shall include any successor federal statute), it may in lieu of the financial information required pursuant to Sections 6.1 (a) and (b) hereof provide copies of its annual reports on Form 10-K and its quarterly reports on Form 10-Q, respectively, or other then-equivalent report form.

(d) Immediately upon any officer of the Company obtaining actual knowledge of the occurrence of any material violation or default by the Company or any of its subsidiaries in the performance of (i) its agreements or covenants contained herein, (ii) its material agreements or covenants contained in any other agreement to which the Company or any of its subsidiaries is a party or (iii) its agreements or covenants contained in the Certificate of Incorporation or of the occurrence of any condition, event or act which, with or without notice or lapse of time, or both, would constitute a material violation or an event of default, a written notice specifying the nature and status thereof and, what action the Company has taken, is taking and proposes to take with respect thereto.

(e) Annually, but in any event no later than sixty (60) days after the commencement of each fiscal year of the Company, the yearly budget and operating plan of the Company, in such manner and form reasonably acceptable to the Purchasers and as approved by the Board of Directors of the Company, which plan shall include a projection of income and projected Investment Financial Statements as of the end of such fiscal year. Any material changes in such plan shall be submitted as promptly as practicable after such changes have been approved by the Board of Directors of the Company.

(f) As soon as practicable after transmission or occurrence and in any event within ten (10) days thereof, (i) copies of any reports or communications delivered to any of the Company's securityholders (in their capacity as such), any governmental entity (excluding ordinary permit applications or similar types of correspondence and documentation in connection therewith), any financial institution or member of the financial community (other than correspondence and documents delivered to such financial institutions or members in the ordinary course of business which do not materially adversely impact on the Purchaser's investment in the Company) or to any other individual or entity who may receive such information by law or pursuant to a contract or other agreement with the Company (except in the ordinary course of business), including any filings by the Company, or by any of its officers or directors relating to the Company, with any securities exchange or the Commission or the National Association of Securities Dealers, Inc.,

(ii) notice of any event which has a material adverse effect on the Company's business, prospects or condition, financial or otherwise, or on the ability of the Company to perform its obligations under this Agreement, or under any other agreement, or on the Purchasers' investment in the Series B Preferred Shares or in the Common Stock issuable upon conversion of the Series B Preferred Shares, and (iii) notice of material breach or failure to comply with any representation, warranty, covenant or agreement of the Company contained herein, including the Exhibits hereto.

(g) Immediately upon any principal officer of the Company or any other officer of the Company involved in its financial administration obtaining knowledge of the occurrence of any (i) "reportable event", as such term is defined in section 4043 of ERISA, other than any such event with respect to which the statutory 30-day notice requirement has been waived by regulation, or (ii) "prohibited transaction", as such term is defined in section 4975 of the Code, in connection with any plan or any trust created thereunder, a written notice specifying the nature thereof, what action the Company has taken, is taking and proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service or the Pension Benefit Guaranty Corporation with respect thereto.

(h) With reasonable promptness, such other information and data with respect to the Company and its subsidiaries, if any, as the Purchasers may from time to time reasonably request.

(i) The provisions of this Section 6.1 and Section 6.2 shall not be in limitation of any rights which the Purchasers may have to inspect the books and records of the Company and its subsidiaries, or to inspect their properties or discuss their affairs, finances and accounts; and, in the event that the Company is unable to comply with the provisions of Section 6.1 or 6.2, the Board of Directors of the Company shall, by resolution duly adopted, authorize and cause a firm of independent public accountants of nationally recognized standing in the United States to prepare promptly and furnish such information to the Purchasers at the Company's expense.

      6.2. Visitation. The Company will permit the Purchasers (or representatives of the Purchasers) to visit and inspect any of the properties of the Company, including its books of account and other records (and make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with the Company's directors, officers, senior employees and its independent public accountants, all at such reasonable times and as often as any such person may reasonably request. Subject to the provisions of Section 6.15 hereof, any expenses incurred by a Purchaser in connection with any such visitation and inspection shall be borne by such Purchaser; provided, however, in the event such visitation is necessitated by or is a result of a material default hereunder or under the terms of a material contract or arrangement on the part of the Company, all such expenses shall be borne by the Company.

      6.3. Prompt Payment of Taxes, etc. The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the

Company or any subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have bonded or set aside on its books adequate reserves with respect thereto; and provided, further, that the Company will pay all such taxes, assessments, charges or levies, or otherwise take any action which has the effect of preventing a foreclosure, forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor. The Company will promptly pay or cause to be paid when due all other indebtedness incident to operations of the Company; provided, however, that any such indebtedness need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have bonded or set aside on its books adequate reserves with respect thereto; and provided, further, that the Company will pay all such indebtedness on or prior to the time when failure to pay would materially adversely affect the Company.

      6.4. Maintenance of Properties and Leases. The Company will keep its properties and those of its subsidiaries, if any, in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its subsidiaries, if any, will at all times comply with each provision of all leases to which any of them is a party or under which any of them occupies property if the breach of such lease would have a material adverse effect on the condition, financial or otherwise, prospects or operations of the Company.

      6.5. Insurance. The Company shall maintain adequate insurance, by financially sound and reputable insurers, on its properties and assets and the properties and assets of its subsidiaries, if any, which are of an insurable character and in such amounts and on such terms usually insured by corporations engaged in the same or similar business and similarly situated, against loss or damage by fire, explosion and other risks customarily insured against by such corporations which amounts shall be sufficient to prevent the Company or any such subsidiary from becoming a co-insurer and not in any event less than 100% of the insurable value of the property and assets insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons, property and assets, including without limitation insurance against claims for personal injury, death or property damage occurring upon, in, about or in connection with the use of any of the properties or assets of it or any subsidiary, and in such amounts and on such terms usually insured by corporations engaged in the same or similar business and similarly situated, which amounts shall be sufficient to prevent the Company or any subsidiary from becoming a co-insurer; and the Company will maintain such other insurance as may be required by law or other agreements to which the Company is or shall become a party.

      6.6. Key Person Life Insurance. The Company shall use its best efforts to obtain, as soon as possible but in no event later than 30 days from the Closing Date, with financially sound and reputable insurers acceptable to the Purchasers, key person term life insurance on the life of Bologna in the amount of $1,000,000, and shall assign such $1,000,000 policy to the Trust created under the Amended and Restated Trust Agreement and cause such policy to be made payable to the Trustee thereunder. The Company will cause to be maintained, and shall contribute to the Trust an amount sufficient to pay all premiums in connection with, such policy and the $ 1,000,000 term life insurance policies currently insuring the life of each of Peter S. Kim ("Kim") and Michael
R. Green ("Green") so long as any Series B Preferred Shares remain outstanding.

      6.7. Accounts and Records. The Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

      6.8. Independent Accountants. The Company will retain independent public accountants of nationally recognized standing who shall certify the Company's financial statements at the end of each fiscal year. In the event the services of the independent public accountants, so selected, or any firm of independent public accountants hereafter employed by the Company are terminated, the Company will promptly thereafter notify the Purchasers and will request the firm of independent public accountants whose services are terminated to deliver to the Purchasers a letter of such firm setting forth the reasons for the termination of their services. In the event of such termination, the Company will promptly thereafter engage another accounting firm of similar quality. In its notice to the Purchasers the Company shall state whether the change of accountants was recommended or approved by the Board of Directors of the Company.

      6.9. Compliance with Requirements of Governmental Authorities. The
Company and all its subsidiaries, if any, shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of their businesses or to their properties or assets.

      6.10. Maintenance of Corporate Existence, etc. The Company shall maintain and shall cause each subsidiary, if any, to maintain in full force and effect
(i) its corporate existence, rights and franchises and all licenses, privileges and other rights in or to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it or any subsidiary and shall obtain and maintain any such right, franchise, license or privilege deemed by the Company to be necessary on the date hereof or in the future to the conduct of their business without any conflict with any business in or rights of others to use such patents, processes, licenses, trademarks, trade names or copyrights and
(ii) its qualification to do business in each jurisdiction in which the character of its properties (owned, leased or licensed) or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the business or operations of the Company or such subsidiary, as the case may be.

      6.11. Availability of Common Stock for Conversion and Exercise. The Company will keep such number of shares of Common Stock unissued and available for issuance in order to permit conversion of all the then outstanding shares of Series B Preferred Stock.

      6.12. Notice of Record Dates. In the event of any taking by the Company of a record of the holders of any class of securities (other than the Series B Preferred Stock) for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Purchasers at least ten (10) days prior to such record date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      6.13. Proprietary Information and Inventions Agreement. The Company will cause each person currently or hereafter employed by it or any subsidiary with access to confidential information to enter into a proprietary information and inventions agreement in substantially the form attached hereto as Exhibit 6.13.

      6.14. [Intentionally Omitted]

      6.15. Directors; Meetings of the Board of Directors; and Director's and Officer's Insurance. The Company shall not give less than ten (10) business days (72 hours in the case of special meetings) notice of each Board of Directors' meeting to the designees of the Series A Purchasers (as defined in the Stockholders' Agreement), the designee of the Advent Series B Purchasers (as defined in the Stockholders' Agreement) and the designee of Kim and Green, and shall permit, in addition to such directors, each Purchaser (or its designee) and Green and Kim (or their respective designees) to attend meetings of the Board and committees thereof. In the event any such designee shall be unable to attend a meeting of the Board, the Purchasers designating such designee or such designated director shall in lieu thereof be entitled to designate a substitute representative to attend and, to the extent permitted by applicable law, to vote at such meeting. All reasonable travel and out-of-pocket expenses incurred by the directors designated by the Purchasers (or such directors' designees) in connection with attending the meetings and any special meetings called by the Company will be paid by the Company. The Company will obtain and maintain, on reasonable business terms, director's and officer's insurance for directors of the Company providing coverage for each director of at least $1,000,000 per occurrence, provided that such insurance can be obtained on commercially reasonable terms as determined by the Board of Directors. The Purchasers acknowledge that as of the date of the Initial Closing, the Company has not obtained directors' and officers' insurance.

      6.16. Meetings of Stockholders. The Purchasers shall be entitled to call for a stockholders' meeting upon five days notice to the Company.

      6.17. Compliance with ERISA. The Company will file or caused to be filed on a timely basis each and every return, report, statement, notice, declaration and other document required by any governmental agency, federal, state or local authority (including, without limitation, the

Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation and the Commission) with respect to any plan maintained by the Company.

      6.18. Environmental Matters. The Company agrees to comply in all material respects with, and abide by, all federal, state and local laws or regulations relating to environmental protection or to the storage or disposal of hazardous waste (including, but not limited to, asbestos, polychlorinated byphenyls and petroleum products) in connection with or relating to the Company or any of its businesses, operations or assets.

      6.19. Amended and Restated Stockholders' Agreement. The Company agrees to use reasonable efforts to have all holders of (i) the Company's capital stock, and (ii) any other securities of the Company which are excercisable for, or convertible into, shares of the Company's capital stock execute and deliver the Amended and Restated Stockholders' Agreement substantially in the form of
Exhibit 6.19.

II. Restrictive Covenants.

      6.20. Dividends; Share Repurchases. The Company will not pay or declare any cash dividend or distribution on any shares of capital stock of the Company, other than the Series A Preferred Stock and the Series B Preferred Stock, or apply any of the Company's assets to the redemption, retirement, purchase or other acquisition, directly or indirectly, through subsidiaries or otherwise, of any shares of Common Stock of the Company, or any rights, options or warrants to purchase, or securities convertible into, Common Stock of the Company except for
(i) any repurchase of shares by the Company pursuant to any stock option or restricted stock agreement with an employee of, or consultant to the Company entered into by the Company and approved by the Board of Directors of the Company, and (ii) the redemption of any shares of Series B Preferred Stock.

      6.21. Sales of Securities. The Company will not (i) create or issue any securities of the Company which have equity features and which rank on a parity with or senior to the Series B Preferred Stock with respect to the payment of dividends or upon liquidation or other distribution of assets or with a conversion price lower than that of the Series B Preferred Stock or terms more favorable than those of the Series B Preferred Stock or (ii) sell or issue any shares of Common Stock of the Company for which the consideration is other than cash, except as contemplated herein with respect to the conversion of the Series A and B Preferred Stock into Common Stock.

      6.22. Foreign Subsidiaries. Except in the ordinary course of business, the Company will not directly or through any subsidiary create or acquire any subsidiary or any interest in any corporation, partnership, limited partnership, joint venture or similar entity located outside, or formed pursuant to the laws of other than, the United States of America, its territorial possessions or any political subdivision of any thereof.

      6.23. Merger, Consolidation, Sale of Assets. The Company will not merge, consolidate or dispose of all or substantially all its assets, except a merger or consolidation pursuant to which the Company is the surviving corporation. This section shall not in any way limit the ability of the Company (i) to sell inventory or (ii) to sell other assets, each in the ordinary course of business.

      6.24. Transactions with Officers, Directors and Stockholders. The Company will not furnish or sell services or products to or acquire or purchase services or products from any corporation, partnership, proprietorship, association, joint venture or other person or entity in which any officer, director, or 5% stockholder of the Company, or any affiliate (as such term is defined in Rule 405 under the Securities Act) of any such officer, director, or 5% stockholder has a material interest or enter into any material contract or arrangement (excluding employment or option agreements with an employee approved by the Board of Directors of the Company) with any such officer, director, 5% stockholder or affiliate which is less than an arms-length transaction or which transaction has or reasonably can be expected to have a material adverse effect on the Company. For purposes of this Section 6.24, there may be disregarded any interest which arises solely from the ownership of less than a 2% equity interest in a corporation whose voting securities are regularly traded in any national securities exchange or in the over-the-counter market. The provisions of this Section 6.24 shall not prohibit any Purchaser from providing any consulting, legal, accounting, investment banking, managerial, investment advisory and/or other services to the Company.

      6.25. Investments, Loans, Guarantees, Joint Ventures and Subsidiaries. The Company will not, (i) directly or through any subsidiary create or acquire any interest in any partnership, limited partnership, joint venture or similar entity and will not create or acquire any interest in any subsidiaries of which it does not own all the capital stock or (ii) make any investments in or loans or advances to or endorse, guarantee or become surety for the obligations of any person, corporation or other entity except that the Company may endorse checks for collection or deposit in the ordinary course of business.

      6.26. Certificate of Incorporation and By-Law Amendments. The Company may not amend its Certificate of Incorporation or By-Laws so as to affect adversely the Series B Preferred Stock.

      6.27. Impairment of Dividends. The Company may not enter into any contract or agreement which by its terms restricts the Company's ability to pay dividends on the Series B Preferred Stock or which may otherwise restrict the Company's ability to comply with and perform the terms of this Agreement or any of the Exhibits hereto.

      6.28. Compliance with ERISA. The Company will not:

            (i) engage in any transaction in connection with which the Company or any of its subsidiaries could be, to the knowledge of the Company or any of its subsidiaries could be, to the knowledge of the Company, subject to either a civil penalty assessed pursuant to section 502(i) of ERISA or a tax imposed by section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), based on existing regulations or published interpretations in effect from time to time;

            (ii) terminate any plan in a manner, or take any other action, including withdrawal from any plan that is a multiemployer plan, which could result in any material liability of the Company or any of its subsidiaries to the Pension Benefit Guaranty corporation or to such plan;

            (iii) fail to make full payment when due of all amounts which, under the provisions of any plan, the Company or any of its subsidiaries is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency, whether or not waived, with respect to any plan; or

            (iv) permit the current value of all vested accrued benefits under all plans which are subject to Title IV of ERISA to exceed the current value of the assets of such plans allocable to such vested accrued benefits.

As used in this Section 6.28 the term "accumulated funding deficiency" has the meaning specified in section 302 of ERISA and section 412 of the Code, the term "accrued benefit" has the meaning specified in section 3 of ERISA and the term "current value" has the meaning specified in section 4062(b)(1)(A) of ERISA and the term "multiemployer plan" has the meaning specified in section 4001(a)(3) of ERISA.

      6.29. Borrowings. Neither the Company nor any of its subsidiaries will incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any indebtedness for borrowed money, or any other indebtedness evidenced by, or liability evidenced by notes, bonds, debentures or similar obligations or either directly or indirectly guarantee, endorse or become surety for, or otherwise in any manner become responsible for the obligations of any other person (collectively, the "Indebtedness"), other than indebtedness with respect to trade and operating obligations and other normal accruals in the ordinary course of business (which the Company covenants will be paid in accordance with customary trade practice) or with respect to which it is contesting in good faith the amount or validity thereof by appropriate proceedings, and then only to the extent it has set aside on its books adequate reserves therefor.

      6.30. Capital Expenditures; Commitments. The Company shall not, and shall cause each of its subsidiaries, if any, not to, (i) incur capital expenditures or make commitments for capital expenditures, services or product development in excess of the greater of $100,000 or 110% of the amount budgeted in the yearly budget and operating plan of the Company referred to in Section 6.1(e) hereof, for any such expenditure or commitment.

      6.31. Employee Stock Purchase Arrangements. The Company will not issue any of its capital stock, or grant an option or right to subscribe for, purchase or acquire any of its capital stock, to any employee, consultant, director or officer of the Company or a subsidiary thereof, except as provided in Section
7.14 of the Series A Purchase Agreement (as defined below), without giving effect to any amendment thereto.

III. Termination

      6.32. Termination Event. The provisions of this Section 6 shall terminate as to any Purchaser at such time as such Purchaser owns less than twenty-five percent (25%) of the Series B Preferred Shares purchased by it pursuant to this Agreement.

                                    SECTION 7

                           Registration of Securities

      7.1. Certain Definitions. As used in this Section 7, the following terms shall have the following respective meanings:

      "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Series B Preferred Shares, (ii) shares of Common Stock issued or issuable pursuant to the conversion of the Series A Preferred Stock (the "Series A Preferred Shares") issued pursuant to the Stock Purchase Agreement dated September 16, 1993 among the Company, certain of the Purchasers and the other individuals named therein (the "Series A Purchase Agreement"), (iii) shares of Common Stock issued pursuant to the Bridge Loans (as that term is defined in the Series A Purchaser Agreement), (iv) shares of Common Stock issued pursuant to the Bridge Loans (as defined herein) and (v) any Common Stock issued in respect of the securities issued pursuant to the conversion of the Series A Preferred Shares and the Series B Preferred Shares, upon any stock split, stock dividend, recapitalization or similar event.

      The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

      "Registration Expenses" shall mean all expenses incurred by the Company in compliance with Sections 7.2, 7.3 and 7.5 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, reasonable fees and disbursements of one counsel for all the selling Holders (as hereinafter defined) and other security holders for a "due diligence" examination of the Company, and the expense of any special audits incident to or required by any such registration

(but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

      "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of securities and all fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

      "Holder" shall mean any holder of Registrable Securities which have not been sold to the public.

      7.2. Requested Registration.

(a) Request for Registration. If the Company shall receive from the Holders of at least fifty percent (50%) or more of the then-outstanding Registrable Securities, at any time or times, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

            (i) promptly give written notice of the proposed registration to all other Holders; and

            (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 7.2, (x) after the Company has effected two such registrations pursuant to this Section 7.2(a) and such registrations have been declared or ordered effective by the Commission and the sale of such Registrable Securities shall have closed or (y) prior to the earlier to occur of (i) September 16, 1997, and (ii) three months after the closing of an initial registered public offering of the Company's securities. Subject to the foregoing limitation, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

      The Company may include in the registration statement filed pursuant to the request of the Holders, subject to the provisions of Section 7.2(b) below, other securities of the Company which are held by officers, including the Chief Executive Officer of the Company or such person acting in that capacity, or directors of the Company, by Kim and Green, or by other persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration (all the foregoing, except the Holders, collectively referred to herein as the "Other Stockholders"), but the Company shall have no right to include any of its securities in any such registration.

(b) Underwriting. If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 7.2 and the Company shall include such information in the written notice referred to in Section 7.2(a)(i) above. The right of any Holder to registration pursuant to Section 7.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities held by such Holder.

      If Other Stockholders shall request inclusion in any registration pursuant to Section 7.2, the Holders shall offer to include the securities of such Other Stockholders in the underwriting and may condition such offer on their acceptance together with the Holders so participating of the further applicable provisions of this Agreement. The Company shall (together with all Holders and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or representative of the underwriters selected for such underwriting by a majority in interest of the Holders and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 7.2, if the underwriters advise the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the Holders shall so advise all Other Stockholders whose securities would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by Other Stockholders (other than Registrable Securities) shall be excluded from such registration and underwriting to the extent required by such limitation and if a limitation of the number of shares is still required, the number of shares of Registrable Securities that may be included in the registration shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities and other securities which they had requested to be included in such registration at the time of filing the registration statement. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. In the event that the number of shares of Registrable Securities of any Holder to be included in any registration is reduced below 50% of the shares requested to be included in such registration as a result of allocations pursuant to this Section 7.2(b), then such registration shall not be deemed a registration for purposes of Section 7.2(a)(ii). If any Holder of Registrable Securities or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Holders. The securities so withdrawn shall also be withdrawn from registration.

      7.3. Company Registration.

(a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales, the Company will:

            (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

            (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made by any Holder within thirty (30) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 7.3(b) below. Such written request may specify all or a part of a Holder's Registrable Securities to be included in such registration.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 7.3(a)(i). In such event the right of any Holder to registration pursuant to
Section 7.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company, which underwriters shall be reasonably acceptable to a majority in interest of the participating Holders. Notwithstanding any other provision of this Section 7.3, if the underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by Other Stockholders (other than Registrable Securities) shall be excluded from such registration and underwriting to the extent required by such limitation, and if a limitation on the number of shares is still required, the number of shares of Registrable

Securities that may be included in the registration shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities which each Holder had requested to be included in such registration at the time of filing and which have not already been included in the registration statement; provided, however, that, except with respect to the initial public offering of the Company's securities, the number of shares of Registrable Securities included in the registration shall not constitute less than 30% of the total securities included in the offering. If any Holder of Registrable Securities or any Other Stockholder disapprove of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

      7.4. Expenses of Registration. The Company shall bear all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement. All Selling Expenses shall be borne by the holders, including the Company, of the securities so registered pro rata on the basis of the number of their shares so registered.

      7.5. Registration on Form S-2 or Form S-31. The Company shall use its best efforts to qualify for registration on Form S-2 and Form S-3 or any comparable or successor form or forms; and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in accordance with the provisions of the Exchange Act following the effective date of the first registration of any securities of the Company on Form S-1 or Form S-18 or any comparable or successor form or forms. After the Company has qualified for the use of either Form S-2 or Form S-3 or both, in addition to the rights contained in the foregoing provisions of this Agreement, the Holders of not less than 20% of the then outstanding Registrable Securities, having a value of not less than $500,000, shall have unlimited rights to request from time to time registrations on Form S-2 or Form S-3 (such requests shall be in writing, shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders and shall be at the Company's sole expense).

      7.6. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

(a) Keep such registration effective for a period of six months or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such six-month period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis; and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and
(z) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

(b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of securities covered by such registration statement;

(c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

(d) Notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances than existing;

(e) Cause all such Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

(f) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(g) Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement; provided, however, that such seller, underwriter, attorney or accountant shall agree to hold in confidence and trust all information so provided;

(h) Furnish to each selling Holder a signed counterpart, addressed to the selling Holder, of

            (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

            (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the AICPA or other relevant authorities, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

(i) Furnish to each selling Holder a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering other than non-substantive cover letters and the like;

(j) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

(k) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 7.2 or 7.3 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock.

      7.7. Indemnification.

(a) The Company will indemnify each Holder, each of its respective officers, directors and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, and their respective counsel against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its respective officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses as are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein.

(b) Each Holder, officer, director and Other Stockholder will, if securities held by him or it are included in the securities as to which such registration, qualification or compliance is being effected (collectively, an "Including Stockholder"), indemnify the Company, each of its directors and officers (in their capacity as such) and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and Including Stockholder and each of their officers, directors and partners, and each person controlling such Holder or Including Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Including Stockholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or Including Stockholder and stated to be specifically for use therein; provided, however, that the obligations of such Holders and Including Stockholders hereunder shall be limited to an amount equal to the net proceeds to each such Holder or Including Stockholder of securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein.

(c) Each party entitled to indemnification under this Section 7.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the

Indemnifying Party of its obligations under this Section 8.7, unless such failure to notify shall prove to have been prejudicial to the Indemnifying Party's ability to defend such an action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

      7.8. Information by Holder. Each Holder of Registrable Securities and each other holder of securities included in any registration, shall furnish to the Company such information regarding such Holder or other holder and the distribution proposed by such Holder or other holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

      7.9. Limitations on Registration of Issues of Securities. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder a right (i) to require the Company to initiate any registration of any securities of the Company or (ii) to require the Company, upon any registration of any of its securities, to include, among the securities which the Company is then registering, securities owned by such holder; which right is superior to the rights given hereunder to the holders of Series A Preferred Shares and Series B Preferred Shares.

      7.10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company shall agree to:

(a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety
(90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

(c) So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety
(90) days following the effective date of the first registration statement filed by the Company for an offering of it securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.


      7.11. Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to the Purchasers and holders of Registrable Securities under Sections 7.2, 7.3 and 7.5 may be transferred or assigned by a holder to a transferee or assignee of any Registrable Securities, provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes the obligations of such Holder under this Section 7.

      7.12. Termination of Registration Rights Set Forth In Series A Purchase Agreement. The Company, Bologna and Weinberg, and such of the Purchasers as are party to the Series A Purchase Agreement, constituting all of the parties to the Series A Purchase Agreement and the holders of all of the securities issued pursuant thereto, hereby amend the Series A Purchase Agreement by deleting therefrom Section 8 in its entirety. Any and all registration rights granted by the Company to such Purchasers, Bologna and Weinberg are as set forth in this
Section 7.

                                    SECTION 8

                              Right of First Offer

      8.1. Right of First Offer Upon Issuance of New Securities.

(a) The Company hereby grants to the Purchasers the right of first offer to purchase any or all "New Securities" (as hereinafter defined) on a proportionate basis as defined in Section 8.1 (b). For purposes of this Section 8.1, "New Securities" shall mean any capital stock of the Company whether now authorized or not, and rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock and any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment endorsed by any type of debt instrument, but only to the extent such borrowings contain any equity features, but "New Securities" shall not include (i) securities issued to employees of, or consultants to, the Company as permitted by Section 7.14 of the Series A Purchase Agreement, (ii) shares of capital stock issued upon conversion of the Series A or Series B Preferred Shares, (iii) securities issued as part of the purchase price in connection with the closing of an acquisition by the Company of all or substantially all the assets or stock of another entity or person, approved by the Company's Board of Directors, (iv) warrants issued in connection with business transactions, including corporate partnerships, approved by the Company's Board of Directors or securities issued pursuant to such warrants and
(v) the sale of Series B Preferred Shares pursuant to this Agreement.

(b) In the event the Company proposes to undertake an issuance of New Securities, it shall give the Purchasers written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Purchaser shall have thirty
(30) days from the date such notice is given to agree to purchase any or all of the New Securities up to such Purchaser's proportionate share, for the price and upon the general terms specified in the notice by giving written notice to the Company and stating the quantity of New Securities to be purchased. As used in this Section 8.1, and except as otherwise provided, the term "proportionate share" shall mean, with respect to each Purchaser who is entitled to receive the particular offer, the total number of New Securities proposed to be issued, multiplied by a fraction, the numerator of which shall be the sum of (i) the total number of shares of Common Stock owned by such Purchaser (prior to such contemplated issuance), but excluding the Common Shares (as defined in the Series A Purchase Agreement), if any, owned by such Purchaser and (ii) the total number of shares of Common Stock into which the shares of Series A Preferred Stock, Series B Preferred Stock or other convertible securities of the Company, if any, held by such Purchaser (prior to such contemplated issuance) are convertible, and the denominator of which shall be the sum of (i) the total number of shares of Common Stock owned by all Purchasers (prior to such contemplated issuance), but excluding the Common Shares (as defined in the Series A Purchase Agreement), if any, owned by all Purchasers and (ii) the total number of shares of Common Stock into which the Shares of Series A Preferred Stock, Series B Preferred Stock, or other convertible securities of the Company held by all Purchasers (prior to such contemplated issuance) are convertible.

(c) Each Purchaser shall have a right of over-allotment such that if any Purchaser fails to exercise such Purchaser's right hereunder to purchase such Purchaser's full proportionate share of the New Securities proposed to be issued (the "Incomplete Purchasers"), the Purchasers purchasing their full respective proportionate share of such New Securities (the "Complete Purchasers") may purchase the portion of such New Securities which has not been purchased by the Incomplete Purchasers as hereinafter provided. The Complete Purchasers shall have fifteen (15) days from the date notice is given by the Company to the Complete Purchasers that such Incomplete Purchasers have rejected or failed to accept their right to purchase their proportionate share of New Securities, to agree to purchase up to such Complete Purchaser's proportionate share of such New Securities not purchased by the Incomplete Purchasers. Notwithstanding anything in Section 8.1 (b) to the contrary, as used in this Section 8.1 (c) with respect to the Complete Purchasers only, each Complete Purchaser's "proportionate share" shall be calculated by excluding from the denominator of the fraction the total number of shares of Common Stock of any Incomplete Purchaser and the total number of shares of Common Stock of any Incomplete Purchaser and the total number of shares of Common Stock into which the shares of such Incomplete Purchaser's Series A and Series B Preferred Stock or other convertible securities, if any, are convertible.

(d) In the event the Purchasers fail to exercise the right of first offer and right of over-allotment within said forty-five (45) day period for the full amount of New Securities proposed to be issued, the Company shall have sixty (60) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities respecting which the Purchasers' options were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice to the Purchasers. In the event the Company has not sold within said 60-day period or entered into an agreement to sell the New Securities within said 60-day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities to the Purchasers in the manner provided above.

(e) The right of first offer granted under this Section 8.1 shall expire upon, and shall not be applicable to, the first sale of Common Stock of the Company to the public in an underwritten public offering, effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act covering the offer and sale of Common Stock for the account of the Company to the public at a public offering price of at least $5.00 which results in net proceeds to the Company of not less than $10,000,000.

      8.2. Termination of Rights of First Offer. If in connection with an offering of New Securities in which the Purchasers have the right, pursuant to
Section 8.1 above, to purchase their proportionate share of such New Securities, any Purchaser declines to purchase such Purchaser's full proportionate share of such New Securities, then such Purchaser's rights pursuant to Section 8.1 shall terminate as to any subsequent offering of New Securities.

      8.3. Termination of Section 9.1 of the Series A Purchase Agreement. The Company, Bologna, Weinberg and such of the Purchasers as are party to the Series A Purchase Agreement (together with Bologna and Weinberg, the "Series A Purchasers"), constituting all of the parties to the Series A Purchase Agreement, hereby amend the Series A Purchase Agreement by deleting therefrom
Section 9.1 in its entirety. Except as specifically set forth in Section 7.12 above and this Section 8.3, the Series A Purchase Agreement shall remain in full force and effect. In addition, each Series A Purchaser hereby waives any preemptive right it may have to purchase the Series B Preferred Shares to be issued pursuant hereto.

                                    SECTION 9

                                Confidentiality

      9.1. Agreement to Hold in Confidence and Not Disclose Confidential Information. Notwithstanding any other provision of this Agreement, and except as otherwise provided in Section 9.2 below, each Purchaser shall hold in confidence and not disclose to any other person or entity any Confidential Information (as defined in subsection 9.3 below) of the Company without the prior written consent of the Company.

      9.2. Permitted Disclosure of Confidential Information. Notwithstanding
Section 9.1 above, a Purchaser may disclose Confidential Information to a Purchaser Representative, the term "Purchaser Representative" being defined to mean an affiliate of such Purchaser, or any partner, officer, employee, advisor, legal counsel, consultant or other agent or representative of or to such Purchaser or such affiliate. The Company hereby acknowledges that the Purchaser regularly send investment reports and updates to their respective partners, which reports and updates contain information concerning the investments made by such Purchaser. Prior to or simultaneously with any such disclosure to a Purchaser Representative, a Purchaser shall use its good faith efforts to give the Purchaser Representative a copy of this Section 9 under cover of a letter or memo addressed to the Purchaser Representative, or otherwise indicate to the Purchaser Representative that the information being disclosed is confidential and subject to restrictions.

      9.3. Definition of "Confidential Information". The term "Confidential Information" means any information of the Company in any medium or media marked "confidential" or indicated to be confidential in writing or orally at the time of disclosure, or which a Purchaser or Purchaser Representative knew to be confidential, and shall include, without limitation, (i) technical, engineering and other scientific information that has been created, discovered or developed for, or assigned or entrusted to, the Company which relates to its products, processes, operations and/or technologies; (ii) inventions, improvements, materials, articles, equipment, processes, designs and techniques whether or not patented or patentable, and expressions protected or protectable by copyright, made or conceived or reduced to practice or learned by the Company, or by any person for or on behalf of it, which relate to the business of the Company;
(iii) personal privacy data concerning any employees, consultants or other service providers or testing or survey subjects of the Company; (iv) financial records, business plans, customer lists and other books and records of the Company; provided, however, notwithstanding the foregoing, Confidential Information shall not include information which: (a) was in a Purchaser's or Purchaser Representative's possession or knowledge or was known to the public or in published literature prior to the Company's disclosure or making available of such Confidential Information to such Purchaser, or (b) subsequent to the time of the Company's disclosure or making available of such Confidential Information to a Purchaser, becomes known to the public or finds its way into the published literature through no fault of any Purchaser or Purchaser Representative, or (c) is lawfully acquired by a Purchaser from a third party who is not under a confidentiality agreement with the Company with respect to such information (and who is not a Purchaser, a Purchaser Representative or an affiliate of any thereof).

      9.4. Injunctive Relief. The parties acknowledge and agree that, without limiting any other rights and remedies they may have, the Company shall be entitled to immediate injunctive and other equitable relief to prevent or remedy a breach of any of the provisions of this Section 9 relating to protection of Confidential Information of the Company, and to obtain the enforcement of such provisions, and, if any such injunctive or other equitable relief is sought, the Purchasers will not raise as a defense that there is an adequate remedy at law.

      9.5. Survival. The provisions of this Section 9 relating to protection of Confidential Information of the Company shall survive, with respect to each Purchaser, the termination of such Purchaser's interest in the Company under this Agreement and shall survive the termination of this Agreement.

                                   SECTION 10

                                 Miscellaneous

      10.1. Additional Parties. Any other person or entity desiring to purchase shares of Series B Preferred Stock hereunder may, with the written consent of the Company and the Board of Directors of the Company, become a party to this Agreement by executing a counterpart of this Agreement indicating the number of shares of Series B Preferred Stock such entity intends to purchase, whereby such entity agrees, subject to the terms and conditions of this Agreement, to purchase such shares of Series B Preferred Stock, and to be bound as a Subsequent Purchaser to all of the terms and conditions of this Agreement, as this Agreement may be amended from time to time in accordance with its terms, and thereafter such Subsequent Purchaser shall have all the rights and obligations of a Subsequent Purchaser hereunder.

      10.2. Governing Law; Consent to Jurisdiction. This Agreement shall be governed in all respects by the laws of The Commonwealth of Massachusetts.

      10.3. Survival. The representations and warranties made herein shall survive the Closing Date indefinitely, and all such representations and warranties and all covenants and agreements made herein shall be deemed to be material and to have been relied upon by the parties hereto, notwithstanding any investigation hereto or hereafter made by them, or on their respective behalf. Each of the covenants, agreements and indemnifications contained herein shall survive indefinitely, unless otherwise expressly provided herein.

      10.4. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that any successor, assignee or other such transferee shall assume the obligations of such assignor or transferor hereunder; and provided, further, that the Company may not assign its rights hereunder.

      10.5. Entire Agreement; Amendment. This Agreement (including the Schedules and Exhibits hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and Purchasers holding not less than 75% of the outstanding Series B Preferred Shares held by Purchasers.

      10.6. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first-class mail, postage prepaid, return receipt requested, or delivered either by hand or by messenger, or sent by overnight courier, addressed (a) if to a Initial Purchaser, at the address set forth for such Initial Purchaser on the Schedule of Purchasers attached hereto or at such other address as such Initial Purchaser shall have furnished to the Company in writing, with a copy to Ropes & Gray, One International Place, Boston, Massachusetts 02110, Attention: Patrick O'Brien, Esq., or (b) if to any other holder of Series B Preferred Shares or any Common Stock issued upon conversion of Series B Preferred Shares at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder thereof who has so furnished an address to the Company, or (c) if to the Company, at its address set forth at the beginning of this Agreement, or at such other address as the Company shall have furnished to the Purchasers and each such other holder in writing, with a copy to Nutter, McClennen & Fish, One International Place, Boston, Massachusetts 02110, Attention: Constantine Alexander, Esq.

      10.7. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to (i) any Purchaser or holder of any Series B Preferred Shares, upon any breach or default of the Company under this Agreement or (ii) the Company, upon any breach or default of a Purchaser or holder of any Series B Shares under this Agreement, shall impair any such right, power or remedy of such holder or the Company nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder or the Company of any breach or default under this Agreement, or any waiver on the part of any holder or the Company of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder or the Company, shall be cumulative and not alternative.

      10.8. Separability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      10.9. Expenses. The Company shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, and the Company will pay, at the Closing, the legal fees and the disbursements and office expenses, including secretarial charges, of Ropes & Gray, counsel to the Purchasers, with respect to this Agreement and the transactions contemplated hereby, up to a maximum of $15,000.

      10.10. Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      10.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all material of which together shall constitute one instrument.

      10.12. Remedies. In the event of a breach of the representations and warranties set forth in Section 2 above which has the effect of materially and adversly affecting the Company's business, operations or financial condition as represented in said Section 2, each Purchaser shall, in addition to any other remedy available under applicable law, be entitled to rescind such Purchaser's purchase of the Series B Preferred Shares hereunder.

      IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date above written.

                              SCRIPTGEN PHARMACEUTICALS, INC., a
                              Delaware corporation


                              By: /s/ Thomas A. Bologna
                                 ----------------------------------
                                     Thomas A. Bologna, President

                              PURCHASERS:

                              CW VENTURES II, L.P.


                              By:
                                 ----------------------------------
                              Print Name:
                                         --------------------------
                              Title:
                                    -------------------------------

                              ACCEL IV L.P.


                              By:
                                 ----------------------------------
                              Print Name:
                                         --------------------------
                              Title:
                                    -------------------------------

                              ACCEL INVESTORS '93 L.P.


                              By:
                                 ----------------------------------
                              Title:
                                    -------------------------------
                              Title:
                                    -------------------------------

      IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date above written.

                              SCRIPTGEN PHARMACEUTICALS, INC., a
                              Delaware corporation


                              By:
                                 ----------------------------------
                                     Thomas A. Bologna, President

                              PURCHASERS:

                              CW VENTURES II, L.P.
                              By City Partners III, L.P.

                              By: /s/ Barry Weinberg
                                 ----------------------------------
                              Print Name: Barry Weinberg
                                         --------------------------
                              Title: General Partner
                                    -------------------------------

                              ACCEL IV L.P.


                              By:
                                 ----------------------------------
                              Print Name:
                                         --------------------------
                              Title:
                                    -------------------------------

                              ACCEL INVESTORS '93 L.P.


                              By:
                                 ----------------------------------
                              Title:
                                    -------------------------------
                              Title:
                                    -------------------------------

      IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date above written.

                              SCRIPTGEN PHARMACEUTICALS, INC., a
                              Delaware corporation


                              By:
                                 ----------------------------------
                                     Thomas A. Bologna, President

                              PURCHASERS:

                              CW VENTURES II, L.P.


                              By:
                                 ----------------------------------
                              Print Name:
                                         --------------------------
                              Title:
                                    -------------------------------

                              ACCEL IV L.P.


                              By: /s/ Luke Evnin
                                 ----------------------------------
                              Print Name: Luke Evnin
                                         --------------------------
                              Title: General Partner
                                    -------------------------------

                              ACCEL INVESTORS '93 L.P.


                              By:
                                 ----------------------------------
                              Title:
                                    -------------------------------
                              Title:
                                    -------------------------------

      IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date above written.

                              SCRIPTGEN PHARMACEUTICALS, INC., a
                              Delaware corporation


                              By: /s/ Thomas A. Bologna
                                 ----------------------------------
                                     Thomas A. Bologna, President

                              PURCHASERS:

                              CW VENTURES II, L.P.


                              By:
                                 ----------------------------------
                              Print Name:
                                         --------------------------
                              Title:
                                    -------------------------------

                              ACCEL IV L.P.


                              By:
                                 ----------------------------------
                              Print Name:
                                         --------------------------
                              Title:
                                    -------------------------------

                              ACCEL INVESTORS '93 L.P.


                              BY: /s/ [illegible]
                                  ---------------------------------
                                    GENERAL PARTNER

                                    ACCEL JAPAN L.P.
                              BY: ACCEL JAPAN ASSOCIATES L.P.
                                    ITS GENERAL PARTNER


                              BY: /s/ [illegible]
                                    ------------------------------------
                                          GENERAL PARTNER


                                    ACCEL KEIRETSU L.P.
                              BY: ACCEL PARTNERS & CO., INC.
                                    ITS GENERAL PARTNER


                              BY: /s/ [illegible]
                                    ------------------------------------


                              Ellmore C. Patterson Partners


                              By: /s/ Arthur C. Patterson
                                 --------------------------
                                    Arthur C. Patterson
                                     General Partner


                                    PROSPER PARTNERS


                              BY:  /s/ [illegible]
                                  ------------------------
                                    ATTORNEY-IN-FACT


                              ATLAS VENTURE FUND II, L.P.


                              By:
                                 ------------------------
                              Print Name:
                                         ----------------
                              Title:
                                    ---------------------

                                    ACCEL JAPAN L.P.


                              By:
                                 ------------------------
                              Print Name:
                                         ----------------
                              Title:
                                    ---------------------


                                    ACCEL KEIRETSU L.P.


                              By:
                                 ------------------------
                              Print Name:
                                         ----------------
                              Title:
                                    ---------------------


                              ELLMORE C. PATTERSON PARTNERS


                              By:
                                 ------------------------
                              Print Name:
                                         ----------------
                              Title:
                                    ---------------------


                              PROSPER PARTNERS


                              By:
                                 ------------------------
                              Print Name:
                                         ----------------
                              Title:
                                    ---------------------


                              ATLAS VENTURE FUND II, L.P.
                              by Atlas Venture Associates II, L.P., its general partner


                              By: /s/ Allan R. Ferguson
                                 ---------------------------
                              Print Name: Allan R. Ferguson
                                         -------------------
                              Title: General Partner
                                    ------------------------

                              NEW ENTERPRISE ASSOCIATES 5


                              By: /s/ Nancy Dorman
                                 ------------------------
                              Print Name: Nancy Dorman
                                         ----------------
                              Title: General Partner
                                    ---------------------

                              VENROCK ASSOCIATES


                              By:
                                 ------------------------
                              Print Name:
                                         ----------------
                              Title:
                                    ---------------------


                              ROVENT II LIMITED PARTNERSHIP

                              By: Advent International Limited Partnership, its General Partner


                              By: Advent International Corporation,
                              its General Partner


                              By:
                                 ------------------------------------
                                Jason S. Fisherman, Senior Investment
                                Manager

                              NEW ENTERPRISE ASSOCIATES 5


                              By:
                                 ------------------------
                              Print Name:
                                         ----------------
                              Title:
                                    ---------------------

                              VENROCK ASSOCIATES



                              By: /s/ Anthony B. Envin
                                 -------------------------
                              Print Name: Anthony B. Envin
                                         -----------------
                              Title: General Partner
                                    ----------------------


                              ROVENT II LIMITED PARTNERSHIP

                              By: Advent International Limited Partnership, its General Partner


                              By: Advent International Corporation,
                              its General Partner


                              By:
                                 ------------------------------
                                 Jason S. Fisherman, Senior Investment
                                 Manager

                              NEW ENTERPRISE ASSOCIATES 5


                              By:
                                 ------------------------
                              Print Name:
                                         ----------------
                              Title:
                                    ---------------------

                              VENROCK ASSOCIATES



                              By:
                                 -------------------------
                              Print Name:
                                         -----------------
                              Title:
                                    ----------------------


                              ROVENT II LIMITED PARTNERSHIP

                              By: Advent International Limited Partnership, its General Partner


                              By: Advent International Corporation,
                              its General Partner


                              By: /s/ J.S. Fisherman
                                 ------------------------------
                                 Jason S. Fisherman, Senior Investment
                                 Manager

                              GOLDEN GATE DEVELOPMENT AND
                              INVESTMENT LIMITED PARTNERSHIP

                              By: Advent International Limited Partnership, its General Partner


                              By: Advent International Corporation,
                              its General Partner


                              By: /s/ J.S. Fisherman
                                 ------------------------------
                                 Jason S. Fisherman, Senior Investment
                                 Manager


                              ADVENT INTERNATIONAL INVESTORS
                              II LIMITED PARTNERSHIP

                              By: Advent International Corporation,
                              its General Partner


                              By: /s/ J.S. Fisherman
                                 ------------------------------
                                 Jason S. Fisherman, Senior Investment
                                 Manager

                              SCRIPT PARTNERS LIMITED PARTNERSHIP


                              By:
                                 ------------------------
                              Print Name:
                                         ----------------
                              Title:
                                    ---------------------


                              SUBSEQUENT PURCHASER:
                              Name:


                              By:
                                 ------------------------
                              Title:
                                     --------------------
                              Address:
                                     --------------------

                              Shares of Series B Preferred Stock to be purchased at Subsequent Closing:

                              GOLDEN GATE DEVELOPMENT AND
                              INVESTMENT LIMITED PARTNERSHIP

                              By: Advent International Limited Partnership, its General Partner


                              By: Advent International Corporation,
                              its General Partner


                              By:
                                 --------------------------------------
                                 Jason S. Fisherman, Senior Investment
                                    Manager

                              ADVENT INTERNATIONAL INVESTORS
                              LIMITED PARTNERSHIP

                              By: Advent International Corporation,
                              its General Partner


                              By:
                                 --------------------------------------
                                 Jason S. Fisherman, Senior Investment
                                    Manager

                              SCRIPT PARTNERS LIMITED PARTNERSHIP


                              By: /s/ Ansbert S. Gadicke
                                 ------------------------
                              Print Name: Ansbert S. Gadicke
                                         ----------------
                              Title: President
                                    ---------------------

                              SUBSEQUENT PURCHASER:
                              Name:


                              By:
                                 ------------------------
                              Title:
                                      -------------------
                              Title:
                                    ---------------------

                              Shares of Series B Preferred Stock to be purchased at Subsequent Closing:

                              For purposes of Section 7.12 and 8.3 only:


                              /s/ Thomas A. Bologna
                              ----------------------------------
                              Thomas A. Bologna

                              /s/ Barry Weinberg
                              ----------------------------------
                              Barry Weinberg

                              For purposes of Section 7.12 and 8.3 only:


                              -----------------------------
                              Thomas Bologna


                              /s/ Barry Weinberg
                              -----------------------------
                              Barry Weinberg


                                      -46-